SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

SECURITY BANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 722-6200

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(i) On May 13, 2005, Security Bank Corporation ( “SBKC”) and SouthBank, a Georgia state bank (“SouthBank”) executed Amendment No. 2 (the “Amendment”) to their Agreement and Plan of Reorganization, dated January 19, 2005, as previously amended on March 9, 2005 (the “Agreement”). The Amendment clarifies that the consideration issued in accordance with the terms of the Agreement will be adjusted proportionately to reflect SBKC’s recently announced 100% stock dividend that will be paid on May 27, 2005, prior to consummation of the transactions contemplated by the Agreement.

The Agreement is incorporated herein by reference to SBKC’s report on Form 8-K filed with the Commission on January 21, 2005, and the prior amendment, dated March 9, 2005, is incorporated herein by reference to SBKC’s report on Form 8-K filed with the Commission on March 14, 2005. A copy of the Amendment is attached as Exhibit 2.3.

SBKC has filed a registration statement, including a proxy statement addressed to SouthBank’s shareholders and a prospectus for the SBKC stock to be offered in the merger, with the SEC. A definitive proxy statement has been sent to SouthBank’s shareholders seeking their approval of the merger. Investors and shareholders are urged to read the registration statement carefully because it contains important information about the merger. Investors and shareholders may obtain a free copy of the registration statement and other documents filed with, or furnished to, the SEC by SBKC at the SEC’s website at http://www.sec.gov. Copies of the registration statement and other documents filed by SBKC with the SEC may also be obtained for free from SBKC by directing a written request to Security Bank Corporation, 4219 Forsyth Road, Macon, Georgia 31210; attn: Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits

Exhibit 2.1 -	Agreement and Plan of Reorganization between SBKC and SouthBank, dated January 19, 2005 (incorporated by reference to Exhibit 2.1 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on January 21, 2005).

Exhibit 2.2 -	Amendment No. 1 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated March 9, 2005 (incorporated by reference to Exhibit 2.2 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on March 14, 2005).

Exhibit 2.3 -	Amendment No. 2 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated May 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY BANK CORPORATION

DATE: May 17, 2005	By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
2.1	Agreement and Plan of Reorganization between SBKC and SouthBank, dated January 19, 2005 (incorporated by reference to Exhibit 2.1 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on January 21, 2005).

2.2	Amendment No. 1 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated March 9, 2005 (incorporated by reference to Exhibit 2.2 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on March 14, 2005).

2.3	Amendment No. 2 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated May 13, 2005.